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                                                               EXHIBIT 10 (gg)

                         AMENDMENT NUMBER ELEVEN
                                 TO
                         GRANTOR TRUST AGREEMENT

              THIS AGREEMENT, made as of the 23rd day of December, 1999 by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee").

                          WITNESSETH:

              WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the "Agreement");

              WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

              WHEREAS, the Company desires to amend the Agreement;

              NOW, THEREFORE, the Company and the Trustee agree as follows, effective December 23, 1999:

              Exhibit I the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

              IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

ATTEST:                                THE BANK OF NEW YORK COMPANY, INC.

\s\ Russell P. Wellinger               By: \s\ Bruce Van Saun
-------------------------              -----------------------
Russell P.Wellinger                    Bruce W. Van Saun
                                       Senior Executive Vice President

ATTEST:                                THE CHASE MANHATTAN BANK

\s\ Barry O'Connor                     By: \s\ Gerard Stafford-Smith
------------------                     -----------------------------
                                       Name: Gerard Stafford-Smith
                                       Title:   Vice President

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                                                                EXHIBIT I

1.  The Bank of New York Company, Inc. Excess Benefit Plan

2.  The Bank of New York Company, Inc. Supplemental Executive Retirement Plan

3. Agreements between The Bank of New York Company, Inc. and the following persons:



     Individual                                Date of Agreement
     Alan R. Griffith                          July 8, 1997
     Gerald L. Hassell                         July 8, 1997
     Newton P.S. Merrill                       October 11, 1994
     Donald R. Monks                           January 14, 1997
     Robert J. Mueller                         July 8, 1997
     Richard A. Pace                           October 11, 1994
     Thomas J. Perna                           September 11, 1998
     Thomas A. Renyi                           July 8, 1997
     Bruce W. Van Saun                         July 8, 1997
     Joseph M. Velli                           September 11, 1998